Financial Income/Expense - Summary of Finance Income Expense Transaction (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Finance income
Foreign exchange differences	€ 0	€ 0	€ 18
Interest receivable	2,703	51	122
Total finance income	2,703	51	140
Finance cost
Bank charges	(298)	(160)	(72)
Interest payable	(149)	0	(27)
Interest on leases	(4,733)	(2,574)	0
Foreign exchange differences	(578)	(501)	0
Total finance cost	€ (5,758)	€ (3,235)	€ (99)